SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported):
September 9, 1996
MMCA  AUTO  OWNER TRUST  1995-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware			 33-97670          33-0570905
State or other		(Commission    (IRS Employer Id No.)
jurisdiction		 File Number)
of incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and
Registrant's telephone number, including area code)
Item 5.	Other Events.
The Registrant hereby incorporates by reference
the information contained in the attached exhibits in
response to this Item 5.
Item 7.	Financial Statements and Exhibits.
		(c)  Exhibits.
		MMCA Auto Owner Trust 1995-1
	            5.70% Asset Backed Notes and
		6.10% Asset Backed Certificates.
Monthly "Servicer's Certificate," dated: July 9, 1996
Monthly "Servicing Report," for the following reporting period:
		August 1, 1996 through August 31, 1996
SIGNATURES
	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MMCA AUTO RECEIVABLES, INC.

Dated: September 9, 1996


By: Hideyuki Kitamura
Vice President, Secretary and Treasurer